UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

New Peoples Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-33411	31-1804543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

67 Commerce Drive Honaker, Virginia	24260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 873-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in Exhibit 99.1 attached to this Current Report on Form 8-K contains some forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 5.07 Submission of Matters to a Vote of Security Holders

New Peoples Bankshares, Inc. (the “Company”) held its 2026 Annual Shareholders’ Meeting (the “Annual Meeting”) on May 19, 2026. A total of 23,555,517 shares of the Company’s Common Stock were entitled to vote as of March 25, 2026, the record date for the Annual Meeting. There were 16,288,711 shares present at the Annual Meeting in person or by proxy, and the shareholders voted on two proposals.

Proposal 1: Election of Directors

The shareholders elected four directors to serve three-year terms expiring in 2029 and one director to serve a two-year term expiring in 2028. The four directors elected to serve the three-year terms were Gina D. Boggess, John D. Cox, James W. Kiser and Elizabeth Keene. The director elected to serve the two-year term was Blaine S. White II. The results of the vote were as follows:

Nominees	Votes FOR	Votes Withheld	Broker Non-Votes	Uncast Votes
Term Expiring in 2029
Gina D. Boggess	14,629,045	37,547	1,622,119	-
John D. Cox	14,638,919	27,673	1,622,119	-
James W. Kiser	14,643,072	23,520	1,622,119	-
Elizabeth Keene	14,597,132	69,460	1,622,119	-

Term Expiring in 2028
Blaine S. White II	14,602,912	63,680	1,622,119	-

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the Audit Committee’s appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Uncast Votes
16, 264,554	7,355	16,802	-

Item 8.01	Other Events

On May 19, 2026, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description
99.1	Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

Date:	May 26, 2026	By:	/s/ Belinda F. Shrader
Belinda F. Shrader
Vice President and Finance Director and Assistant Secretary